UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive,

Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders

(a) Copy of the report transmitted to shareholders:

(b) Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

UBS Relationship Funds

Annual Report  |  December 31, 2019

President’s letter

February 14, 2020

Despite generally strong performance across most markets in 2019, the year was notable for persistent volatility given uncertainty regarding many geopolitical issues, trade tensions and other event risks.

The first quarter of 2019 was a historically strong quarter for most markets—bouncing back from the sharp December 2018 sell-off as the US Federal Reserve (Fed) pivoted toward a dovish stance, and the US and China outlined positive trade developments. However, the second and third quarters were more volatile as markets were whipsawed, for instance, when trade talk deterioration was swiftly followed by dovish action from the Fed to shore up confidence. What a difference a year made in the US: rate hikes, followed by rate cuts, finally settling into a cautious holding pattern.

While investors worried about slowing economic data (especially in manufacturing) and corporate earnings that continued to be relatively sluggish compared to prior years of the economic expansion, the Fed’s commitment to accommodative policy and a US-China trade deal pieced together throughout the end of the year provided a strong finish.

A combination of factors, such as rising interest rates, US-China trade tension, economic slowdown, and turmoil surrounding Brexit—that had roiled markets at the end of 2018 all seemed to come to at least partial resolution in the final months of 2019, making investors more comfortable and leading markets to close out a year of record performance. In December, the US and China hammered out a ‘Phase One’ trade deal, the Federal Reserve committed to keeping rates low, and the Conservative party had a strong victory in the UK to allow for a path toward an organized Brexit. Investor sentiment has proven to be broadly positive as we head into the new year.

The ongoing volatility in global markets continues to underscore the importance of diversification for investors and the portfolio. Asset classes frequently have differing shorter-term trajectories as events can present a variety of challenges and opportunities across asset classes, regions, industries and risk spectrums. While emerging markets currently present an attractive risk/return opportunity due, in part, to valuations, they are generally more sensitive to an array of global factors. On the other hand, developed markets, for instance US equities in particular, may be less fickle, but may have more full valuations. Small cap equities in the US may present opportunities as they are generally somewhat insulated from global events, and while China assets face slowing growth, they are increasingly driven by internal economic developments and demand. We have expanded our fund range in recent years to offer our clients more investment choice to allocate their capital across funds that invest in large and small capitalization US, developed international and emerging equity markets.

Sustainability continues to be a growing and driving force for investors and markets, and remains at the heart of UBS’s DNA. We have incorporated sustainable considerations across all of our investment platforms and continued to show our commitment to an issue that is at the forefront of many of our clients’ goals, as was front and center at the World Economic Forum in Davos where we presented our views on the challenges presented by the ‘Climate Finance Gap.’ We are continuing to develop sustainable solutions for our clients in our robust lineup of UBS funds.

President’s letter

Sincerely,

Igor Lasun

President

UBS Relationship Funds

Executive Director

UBS Asset Management (Americas) Inc.

The markets in review

A resilient global economy

Despite concerns that trade conflicts, Brexit uncertainties and other issues could lead to an economic contraction, the global economy continued to expand during the reporting period, albeit at a modest pace. In the US, the US Commerce Department reported that gross domestic product (“GDP”) grew at a 3.1% seasonally adjusted annualized rate during the first quarter of 2019. GDP growth was then 2.0% and 2.1% during the second and third quarters of 2019, respectively. Finally, the US Commerce Department’s initial estimate for fourth quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

The US Federal Reserve Board (the “Fed”) proactively addressed moderating growth with a “dovish pivot” in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. In its final meeting of the year in December 2019, the Fed indicated a pause from further actions for the time being, saying, “…participants regarded the current stance of monetary policy as likely to remain appropriate for a time as long as incoming information about the economy remained broadly consistent with the economic outlook”.

From a global perspective, in its October 2019 World Economic Outlook Update, the International Monetary Fund (“IMF”) said, “…the pace of global economic activity remains weak. Momentum in manufacturing activity, in particular, has weakened substantially, to levels not seen since the global financial crisis. Rising trade and geopolitical tensions have increased uncertainty about the future of the global trading system and international cooperation more generally, taking a toll on business confidence, investment decisions, and global trade. A notable shift toward increased monetary policy accommodation—through both action and communication—has cushioned the impact of these tensions on financial market sentiment and activity, while a generally resilient service sector has supported employment growth. That said, the outlook remains precarious.” The IMF projects 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. In contrast, GDP growth in these countries was 1.9%, 1.4% and 0.8%, respectively, in 2018.

Global equities rally sharply

The global equity market posted impressive gains during the reporting period. Despite times of elevated volatility, these proved to be only temporary setbacks. All told, the US equity market moved higher during 10 of the 12 months of the year. Supporting the market were accommodative monetary policy, corporate profits that often exceeded expectations and, late in the year, a “Phase 1” trade agreement between the US and China. Collectively, this buoyed investor sentiment and led to generally robust risk appetite. For the year as a whole, the S&P 500 Index1 gained 31.49% and ended the year near an all-time high. Returns were also strong outside the US. International developed equities, as measured by the MSCI EAFE Index (net),2 returned 22.01% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 gained 18.42% in 2019.

[1]

The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

[2]

The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]

The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market also performs well

The global fixed income market also performed well in 2019. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). For the 12 month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.69% to 1.92%. Government bond yields outside the US also generally moved lower amid moderating economic growth and accommodative monetary policies by a number of developed and emerging market central banks. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 8.72% in 2019—its best calendar year gain since 2002. Returns of riskier fixed income securities were even stronger. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned 14.40% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 14.42%.

[4]

The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[5]

The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

[6]

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2019, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 44.45%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 31.43%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund’s outperformance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

•	Medicines Company was the Fund’s top performer for the 12 months ended December 31, 2019.

–

The company was acquired by Novartis for roughly $10 billion. The transaction value suggested that Novartis largely agrees with our view that Medicines Company’s lead clinical program, inclisiran, will meaningfully disrupt and expand the PCS-K9 market used in the treatment of cardiovascular disease. Phase 3 clinical data for inclisiran was presented at the recent American Heart Association meeting and the drug is currently under regulatory review at both the U.S. Food & Drug Administration and overseas, with approval expected in 2020.

•	Stock selection within the health care, information technology and industrials sectors was beneficial for Fund performance during the 12-month period.

–

Align Technology reported strong third quarter results, delivering revenue and volume growth in excess of 20%. Results were comfortably ahead of guidance, and came despite typical summer seasonality, as well as previously disclosed iTero scanner issues, which slowed the ability to develop treatment plans for new patient starts in July/August.

–

Within health care, the Fund’s holding in the biotech company Bio Rad Laboratories was also among the main contributors to performance. In the first months of the year, the company reported strong fourth quarter results, beating consensus estimates significantly, which lifted the share price. Additionally, Bio Rad’s CEO confirmed that the outlook for 2019 was positive, and that he expected revenue and operating margin growth to continue at a strong pace.

–

Universal Display’s outperformance at the beginning of the year was driven by a strong quarterly earnings report coupled with better than expected guidance for 2019. The company saw 2019 as a year of growth after a sluggish 2018 for the adoption of organic light-emitting diode (OLED) displays in smartphones, TVs and some laptop computers. Particularly exciting was the launch of foldable smartphones, which dramatically increases the display area of phones and, correspondingly, Universal Display’s sales of its organic phosphors for those displays. We sold out of the stock following a significant price appreciation.

–

Gardner Denver’s share price increased after the company announced it would be buying Ingersoll-Rand’s Industrial Segment. Gardner Denver remained intact, removing the risk that its upstream energy and subscale medical businesses would be sold. The new entity is run by Gardner Denver’s management and board. The merger made Gardner Denver the second largest compressor company globally, behind Atlas Copco.

–	The Fund did not invest in derivatives during the reporting period.

[1]	For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Equity Alpha Relationship Fund

What didn’t work:

•	Certain stock selection decisions detracted from Fund performance during the 12 months ended December 31, 2019.

–

The Fund suffered from not owning Apple, the largest detractor during the 12-month period. The Fund’s underweight to Apple was negative for relative performance as the stock continued to benefit from better than expected demand for the iPhone 11 and strong growth in the company’s wearables business (AirPods and Apple Watch). We remain cautious on Apple given concerns about the company’s ability to drive material long-term growth in its core iPhone business.

–

Being underweight to Microsoft also detracted from relative performance as the company continued to deliver strong financial results, particularly in its Azure cloud services business. We continue to hold this positon.

–

Concho Resources’ shares fell after the company delivered quarterly results below expectations and lowered fiscal year 2019 oil growth guidance. We sold out of the stock after speaking with management in August and learning that management could reduce Concho’s resource base by up to 25% as they decrease their wells.

–

Michaels’ shares continued to underperform on the back of weak quarterly earnings. Following concerns that underlying demand had softened, we decided to exit this position. While we do not believe that Amazon poses a direct threat to Michaels’ franchise, the underlying growth story is too dependent on cyclical drivers of demand that we are not confident we can predict.

Portfolio highlights

•

Marsh & McLennan is an insurance broker that is less exposed to broader macroeconomic issues affecting the financial services sector than its competitors. We believe the company is well positioned to generate almost 4% organic top-line growth, with additional upside should more niche lines of insurance coverage—such as cyber insurance and flood coverage—gain more widespread adoption in the market.

•

Amazon.com provides online retail shopping services. We believe that Amazon’s revenue will continue to grow at high double digit rates as it expands its Amazon Prime service to include lower priced and/or faster delivery, video services and potentially other benefits, expands its network of fulfillment centers, expands the number of merchandise segments it sells, expands its hardware offerings to facilitate the delivery of Amazon content and Amazon Web Services continues to lead the public Cloud IT infrastructure market.

•

Ameriprise Financial provides financial planning, asset management and insurance services. The company has achieved double-digit margins in its flagship advice and wealth management business, benefitting from its strategy to carefully manage the success and happiness of its most productive advisors. Ameriprise has shifted its earnings focus away from more capital-intensive insurance and annuity products, and is relying more heavily on the balance sheet-light asset accumulation and management businesses. This has resulted in strong return on equity (ROE) improvement that we believe should remain fairly stable. Management has expressed confidence that its long-term care (LTC) reserves are sufficient, and says it intends to increase reserve transparency and LTC block characteristics within its public filings.

UBS U.S. Equity Alpha Relationship Fund

•

Progressive is an insurance holding company that we believe stands out as a high-growth and high-margin operator in the relatively commoditized personal lines insurance industry. We believe that Progressive’s recent history of a compound annual growth rate (CAGR) for premiums in the mid-teens is sustainable for longer than the market anticipates. In addition, Progressive’s “Snapshot” product, which pioneered the concept of telematics within the auto insurance industry, stands out as a tool with which we believe the company can capture greater market share than other leading peers without sacrificing underwriting quality.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2019 (unaudited)

	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	44.45%	11.50%	12.97%
Russell 1000 Index[1]	31.43%	11.48%	13.54%

[1]

The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2019 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings (long holdings)

Percentage of net assets
Marsh & McLennan Cos., Inc.	4.8%

Amazon.com, Inc.	4.7

Microsoft Corp.	4.1

Johnson & Johnson	3.8

Ameriprise Financial, Inc.	3.8

UnitedHealth Group, Inc.	3.7

Facebook, Inc., Class A	3.7

Progressive Corp./The	3.2

Wells Fargo & Co.	3.2

Synchrony Financial	3.1
Total	38.1%

Top ten holdings (short holdings)

Percentage of net assets
Liberty Global PLC, Class A	(1.0)%

Teradata Corp.	(1.0)

Dell Technologies, Class C	(1.0)

SBA Communications Corp.	(0.9)

Mettler-Toledo International, Inc.	(0.8)

Exxon Mobil Corp.	(0.7)

Oracle Corp.	(0.6)

Clorox Co./The	(0.6)

Cirrus Logic, Inc.	(0.6)

Ligand Pharmaceuticals, Inc.	(0.6)
Total	(7.8)%

Issuer breakdown by country or territory of origin (long holdings)

Percentage of net assets
United States	121.5%

Netherlands	1.7

Ghana	1.2
Total	124.4%

Issuer breakdown by country or territory of origin (short holdings)

Percentage of net assets
United States	(22.8)%

United Kingdom	(1.0)

Canada	(0.5)

Israel	(0.4)
Total	(24.7)%

[1]	The Portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—December 31, 2019 (unaudited)1

Common stocks	Percentage of net asset
Aerospace & defense	1.4%

Airlines	2.6

Auto components	1.2

Banks	3.2

Biotechnology	5.3

Building products	3.8

Capital markets	3.8

Chemicals	0.8

Commercial services & supplies	0.8

Consumer finance	3.1

Distributors	2.0

Diversified financial services	0.7

Electronic equipment, instruments & components	1.0

Entertainment	7.3

Equity real estate investment trusts	4.5

Food products	2.8

Health care equipment & supplies	2.0

Health care providers & services	5.2

Hotels, restaurants & leisure	1.8

Household durables	1.2

Insurance	9.5

Interactive media & services	5.8

Internet & direct marketing retail	5.7

IT services	3.8

Life sciences tools & services	2.3

Machinery	3.5

Media	2.1

Metals & mining	1.5

Multiline retail	3.1

Oil, gas & consumable fuels	4.0

Pharmaceuticals	4.9

Road & rail	2.0

Semiconductors & semiconductor equipment	8.3

Software	8.0

Technology hardware, storage & peripherals	1.7

Tobacco	1.9

Wireless telecommunication services	1.5
Total common stocks	124.1%

Percentage of net asset
Short-term investments	0.3%

Investment of cash collateral from securities loaned	3.7
Total investments before investments sold short	128.1%

Investment sold short Common stocks	Percentage of net asset
Banks	(0.5)%

Beverages	(0.5)

Biotechnology	(1.4)

Commercial services & supplies	(0.5)

Electrical equipment	(0.4)

Electronic equipment, instruments & components	(0.5)

Entertainment	(0.4)

Equity real estate investment trusts	(0.9)

Food products	(1.1)

Health care equipment & supplies	(0.5)

Health care providers & services	(0.8)

Hotels, restaurants & leisure	(1.0)

Household durables	(0.5)

Household products	(1.0)

Insurance	(0.9)

IT services	(2.4)

Life sciences tools & services	(0.8)

Media	(1.0)

Multiline retail	(0.5)

Oil, gas & consumable fuels	(1.0)

Pharmaceuticals	(0.4)

Semiconductors & semiconductor equipment	(1.6)

Software	(3.6)

Technology hardware, storage & peripherals	(2.0)

Textiles, apparel & luxury goods	(0.5)
Total investments sold short	(24.7)%

Total investments, net of investments sold short	103.4%

Liabilities in excess of other assets	(3.4)
Net assets	100.0%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2019

	Number of shares	Value
Common stocks: 124.1%
Aerospace & defense: 1.4%
Spirit AeroSystems Holdings, Inc., Class A1	64,591	$4,707,392

Airlines: 2.6%
Delta Air Lines, Inc.[1]	145,529	8,510,536

Auto components: 1.2%
Aptiv PLC[1]	40,407	3,837,453

Banks: 3.2%
Wells Fargo & Co.[1]	191,666	10,311,631

Biotechnology: 5.3%
Alnylam Pharmaceuticals, Inc.*,1	33,352	3,841,150
Coherus Biosciences, Inc.*,2	98,000	1,764,490
Incyte Corp.*	46,772	4,084,131
Ironwood Pharmaceuticals, Inc.*,2	460,050	6,123,265
Mirati Therapeutics, Inc.*,2	11,885	1,531,501

		17,344,537

Building products: 3.8%
Allegion PLC[1]	56,500	7,036,510
Masco Corp.[1]	109,258	5,243,291

		12,279,801

Capital markets: 3.8%
Ameriprise Financial, Inc.[1]	74,400	12,393,552

Chemicals: 0.8%
Westlake Chemical Corp.	37,051	2,599,128

Commercial services & supplies: 0.8%
Stericycle, Inc.*,2	43,000	2,743,830

Consumer finance: 3.1%
Synchrony Financial[1]	284,088	10,230,009

Distributors: 2.0%
LKQ Corp.*,1	182,913	6,529,994

Diversified financial services: 0.7%
Berkshire Hathaway, Inc., Class B*	10,053	2,277,004

Electronic equipment, instruments & components: 1.0%
Trimble, Inc.*	80,580	3,359,380

Entertainment: 7.3%
Electronic Arts, Inc.*	47,375	5,093,286
Netflix, Inc.*	14,569	4,714,092
Take-Two Interactive Software, Inc.*	39,432	4,827,660
Walt Disney Co./The[1]	62,548	9,046,317

		23,681,355

Equity real estate investment trusts: 4.5%
Digital Realty Trust, Inc.[2]	68,272	8,174,890
Simon Property Group, Inc.[1]	43,869	6,534,726

		14,709,616

Food products: 2.8%
Mondelez International, Inc., Class A1	167,703	9,237,081

	Number of shares	Value
Health care equipment & supplies: 2.0%
Align Technology, Inc.*,1	14,092	$3,932,232
LivaNova PLC*	36,000	2,715,480

		6,647,712

Health care providers & services: 5.2%
Laboratory Corp. of America Holdings*,1	27,990	4,735,068
UnitedHealth Group, Inc.[1]	41,557	12,216,927

		16,951,995

Hotels, restaurants & leisure: 1.8%
Carnival Corp.[1]	117,147	5,954,582

Household durables: 1.2%
Mohawk Industries, Inc.*	28,828	3,931,563

Insurance: 9.5%
Marsh & McLennan Cos., Inc.[1]	140,398	15,641,741
MetLife, Inc.[1]	95,891	4,887,565
Progressive Corp./The[1]	145,854	10,558,371

		31,087,677

Interactive media & services: 5.8%
Facebook, Inc., Class A*,1	58,309	11,967,922
Twitter, Inc.*	108,642	3,481,976
Yelp, Inc.*	95,894	3,339,988

		18,789,886

Internet & direct marketing retail: 5.7%
Amazon.com, Inc.*,1	8,213	15,176,310
Wayfair, Inc., Class A*	36,781	3,323,899

		18,500,209

IT services: 3.8%
GoDaddy, Inc., Class A*	74,411	5,053,995
Visa, Inc., Class A1	39,013	7,330,543

		12,384,538

Life sciences tools & services: 2.3%
Bio-Rad Laboratories, Inc., Class A*,1	20,375	7,539,361

Machinery: 3.5%
AGCO Corp.[1]	84,924	6,560,379
Gardner Denver Holdings, Inc.*,2	131,459	4,821,916

		11,382,295

Media: 2.1%
ViacomCBS, Inc., Class B	162,769	6,831,415

Metals & mining: 1.5%
Steel Dynamics, Inc.	144,044	4,903,258

Multiline retail: 3.1%
Dollar Tree, Inc.*,1	106,190	9,987,169

Oil, gas & consumable fuels: 4.0%
Apache Corp.	144,606	3,700,468
Chevron Corp.	17,467	2,104,948

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2019

	Number of shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels—(Concluded)
Hess Corp.[1]	48,184	$3,219,173
Kosmos Energy Ltd.	707,892	4,034,984

		13,059,573

Pharmaceuticals: 4.9%
Elanco Animal Health, Inc.*,1	120,569	3,550,757
Johnson & Johnson[1]	85,273	12,438,773

		15,989,530

Road & rail: 2.0%
Lyft, Inc., Class A*	72,195	3,105,829
Uber Technologies, Inc.*	109,481	3,255,965

		6,361,794

Semiconductors & semiconductor equipment: 8.3%
Cree, Inc.*	39,354	1,816,187
KLA Corp.[1]	26,575	4,734,868
Micron Technology, Inc.*,1	112,902	6,071,869
NXP Semiconductors N.V.[1]	42,608	5,422,294
ON Semiconductor Corp.*	220,684	5,380,276
Xilinx, Inc.	35,857	3,505,739

		26,931,233

Software: 8.0%
Microsoft Corp.	84,039	13,252,950
PTC, Inc.*	45,217	3,386,301
salesforce.com, Inc.*,1	36,767	5,979,785
VMware, Inc., Class A*	22,506	3,416,186

		26,035,222

Technology hardware, storage & peripherals: 1.7%
Western Digital Corp.[1]	87,852	5,575,966

Tobacco: 1.9%
Philip Morris International, Inc.[1]	71,221	6,060,195

Wireless telecommunication services: 1.5%
T-Mobile US, Inc.*,1	60,562	4,749,272
Total common stocks (cost $323,714,864)		404,406,744

Short-term investments: 0.3%
Investment companies: 0.3%
State Street Institutional U.S. Government Money Market Fund (cost $1,099,791)	1,099,791	1,099,791
Investment of cash collateral from securities loaned: 3.7%
Money market funds: 3.7%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $12,095,928)	12,095,928	12,095,928
Total investments before investments sold short: 128.1% (cost $336,910,583)		417,602,463

	Number of shares	Value
Investments sold short: (24.7)%
Common stocks: (24.7)%
Banks: (0.5)%
BancorpSouth Bank	(53,616)	$(1,684,079)

Beverages: (0.5)%
National Beverage Corp.	(32,726)	(1,669,680)

Biotechnology: (1.4)%
Amgen, Inc.	(6,109)	(1,472,697)
Ligand Pharmaceuticals, Inc.	(18,048)	(1,882,226)
OPKO Health, Inc.	(379,971)	(558,557)
United Therapeutics Corp.	(7,611)	(670,377)

		(4,583,857)

Commercial services & supplies: (0.5)%
Healthcare Services Group, Inc.	(65,183)	(1,585,251)

Electrical equipment: (0.4)%
Emerson Electric Co.	(17,286)	(1,318,230)

Electronic equipment, instruments & components: (0.5)%
Amphenol Corp., Class A	(15,828)	(1,713,064)

Entertainment: (0.4)%
Roku, Inc.	(10,751)	(1,439,559)

Equity real estate investment trusts: (0.9)%
SBA Communications Corp.	(12,648)	(3,048,042)

Food products: (1.1)%
Kellogg Co.	(25,467)	(1,761,298)
McCormick & Co., Inc. (Non-Voting)	(10,410)	(1,766,889)

		(3,528,187)

Health care equipment & supplies: (0.5)%
IDEXX Laboratories, Inc.	(5,758)	(1,503,587)

Health care providers & services: (0.8)%
Cardinal Health, Inc.	(15,800)	(799,164)
Henry Schein, Inc.	(16,655)	(1,111,221)
Patterson Cos., Inc.	(34,087)	(698,102)

		(2,608,487)
Hotels, restaurants & leisure: (1.0)%
Chipotle Mexican Grill, Inc.	(1,899)	(1,589,672)
Hyatt Hotels Corp., Class A	(18,223)	(1,634,785)

		(3,224,457)

Household durables: (0.5)%
Garmin Ltd.	(15,483)	(1,510,521)

Household products: (1.0)%
Church & Dwight Co., Inc.	(19,299)	(1,357,491)
Clorox Co./The	(12,507)	(1,920,325)

		(3,277,816)

Insurance: (0.9)%
CNO Financial Group, Inc.	(74,288)	(1,346,841)
Markel Corp.	(1,256)	(1,435,822)

		(2,782,663)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2019

	Number of shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
IT services: (2.4)%
DXC Technology Co.	(45,353)	$(1,704,819)
FleetCor Technologies, Inc.	(4,452)	(1,280,929)
Okta, Inc.	(13,140)	(1,515,962)
Shopify, Inc., Class A	(4,364)	(1,735,039)
Twilio, Inc., Class A	(15,553)	(1,528,549)

		(7,765,298)

Life sciences tools & services: (0.8)%
Mettler-Toledo International, Inc.	(3,127)	(2,480,587)

Media: (1.0)%
Liberty Global PLC, Class A	(147,300)	(3,349,602)

Multiline retail: (0.5)%
Kohl’s Corp.	(29,387)	(1,497,268)

Oil, gas & consumable fuels: (1.0)%
Exxon Mobil Corp.	(29,631)	(2,067,651)
HollyFrontier Corp.	(21,066)	(1,068,257)

		(3,135,908)

Pharmaceuticals: (0.4)%
Teva Pharmaceutical Industries Ltd. ADR	(145,400)	(1,424,920)

Semiconductors & semiconductor equipment: (1.6)%
Cirrus Logic, Inc.	(23,000)	(1,895,430)

	Number of shares	Value
NVIDIA Corp.	(7,162)	$(1,685,219)
Texas Instruments, Inc.	(13,148)	(1,686,757)

		(5,267,406)

Software: (3.6)%
DocuSign, Inc.	(23,026)	(1,706,457)
Oracle Corp.	(39,660)	(2,101,187)
RingCentral, Inc., Class A	(9,281)	(1,565,426)
Slack Technologies, Inc., Class A	(79,473)	(1,786,553)
Splunk, Inc.	(9,524)	(1,426,409)
Teradata Corp.	(123,613)	(3,309,120)

		(11,895,152)

Technology hardware, storage & peripherals: (2.0)%
Dell Technologies, Class C	(63,974)	(3,287,624)
Hewlett Packard Enterprise Co.	(92,029)	(1,459,580)
Seagate Technology PLC	(28,572)	(1,700,034)

		(6,447,238)

Textiles, apparel & luxury goods: (0.5)%
Under Armour, Inc., Class A	(75,313)	(1,626,761)
Total investments sold short (proceeds $74,435,149)		(80,367,620)

Liabilities in excess of other assets: (3.4)%		(11,205,838)
Net assets: 100.0%		$326,029,005

For a listing of defined portfolio acronyms, that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 14.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$404,406,744	$—	$—	$404,406,744
Short-term investments	—	1,099,791	—	1,099,791
Investment of cash collateral from securities loaned	—	12,095,928	—	12,095,928
Total	$404,406,744	$13,195,719	$—	$417,602,463
Liabilities
Investments sold short	$(80,367,620)	$—	$—	$(80,367,620)

At December 31, 2019, there were no transfers in or out of Level 3.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2019

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.
[2]	Security, or portion thereof, was on loan at the period end.

Portfolio acronyms

ADR	American Depositary Receipt

See accompanying notes to financial statements.

UBS Relationship Funds

December 31, 2019 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual expenses

The first line in the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2019 to December 31, 2019.

UBS U.S. Equity Alpha Relationship Fund

December 31, 2019 (unaudited)

	Beginning account value July 1, 2019	Ending account value December 31, 2019	Expenses paid during period[1] 07/01/19 to 12/31/19	Expense ratio during the period

UBS U.S. Equity Alpha Relationship Fund
Actual	$1,000.00	$1,155.00	$7.01	1.2911%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.56	1.2911

[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

Financial statements

Statement of assets and liabilities

December 31, 2019

UBS U.S. Equity Alpha Relationship Fund
Assets:
Investments, at cost
Unaffiliated issuers	$336,910,583
Foreign currency	104
$336,910,687

Investments, at value
Unaffiliated issuers[1]	$417,602,463
Foreign currency	98
Cash	1,500,000
Receivable for investments sold	2,514,715
Receivable for dividends and interest	329,171
Receivable from affiliate	71,576
Total assets	422,018,023

Liabilities:
Investments sold short, at value (proceeds—$74,435,149)	80,367,620
Due to broker	710,098
Payable for cash collateral from securities loaned	12,095,928
Payable for investments purchased	2,442,166
Payable for dividend and interest expense on investments sold short	50,204
Payable for administration fees	115,403
Payable to custodian	5,419
Payable for foreign withholding taxes	3,570
Accrued expenses and other liabilities	198,610
Total liabilities	95,989,018
Net assets	$326,029,005
Shares outstanding	9,310,646
Net asset value, offering and redemption proceeds per share	35.0168

[1]	Includes $16,303,169 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

Financial statements

Statement of operations

For the year ended December 31, 2019

UBS U.S. Equity Alpha Relationship Fund
Investment income:
Dividends	$4,772,590
Interest	1,222,296
Securities lending	16,007
Foreign tax withheld	(40,857)
Total income	5,970,036
Expenses:
Administration	68,000
Transfer agency and related services fees	15,397
Custody and fund accounting fees	31,450
Trustees’ fees	76,013
Professional services fees	219,969
Printing and shareholder report fees	33,186
Insurance expense	22,913
Interest expense	3,058
Dividend expense, interest expense and other borrowing cost for investments sold short	3,553,246
Other	40,475
Total expenses	4,063,707
Expense reimbursed by Advisor	(172,087)
Net expenses	3,891,620
Net investment income (loss)	2,078,416
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	36,099,742
Securities sold short	(7,234,778)
Net realized gain (loss)	28,864,964
Change in net unrealized appreciation (depreciation) on:
Investments	69,792,564
Investments sold short	(364,264)
Translation of other assets and liabilities denominated in foreign currency	5
Change in net unrealized appreciation (depreciation)	69,428,305
Net realized and unrealized gain (loss)	98,293,269
Net increase (decrease) in net assets resulting from operations	$100,371,685

See accompanying notes to financial statements.

Financial statements

Statement of changes in net assets

	UBS U.S. Equity Alpha Relationship Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018
From operations:
Net investment income (loss)	$2,078,416	$2,054,169
Net realized gain (loss)	28,864,964	14,902,006
Net change in unrealized appreciation (depreciation)	69,428,305	(50,423,689)
Net increase (decrease) in net assets from operations	100,371,685	(33,467,514)
From beneficial interest transactions:
Cost of shares redeemed	(316,507)	(840,345)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(316,507)	(840,345)
Increase (decrease) in net asset	100,055,178	(34,307,859)
Net assets:
Net assets, beginning of year	225,973,827	260,281,686
Net assets, end of year	$326,029,005	$225,973,827
Shares redeemed	(11,020)	(28,490)
Net increase (decrease) in shares outstanding	(11,020)	(28,490)

See accompanying notes to financial statements.

Financial statements

Statement of cash flows

For the year ended December 31, 2019

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase (decrease) in net assets from operations	$100,371,685
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(243,203,642)
Proceeds from disposition of investment securities	228,351,864
Covers of securities sold short	(85,529,744)
Proceeds from securities sold short	98,241,403
Sales of short-term investments, net	676,711
Net realized gain (loss) from investments in securities	(28,864,964)
Change in unrealized (appreciation) depreciation on investments	(69,792,564)
Change in unrealized (appreciation) depreciation on securities sold short	364,264
Decrease in due from affiliate	(53,548)
Increase in dividends receivable and interest receivable	15,028
Decrease in cash collateral for securities sold short	332,605
Increase in payable for administration fees	115,403
Increase in due to broker	710,098
Decrease in dividends payable and security loan fees for securities sold short	(311)
Increase in accrued expenses and other liabilities	79,853
Net cash provided by operating activities	1,814,141
Cash used in financing activities:
Proceeds from borrowings	9,180,374
Payments from borrowings	(9,180,374)
Proceeds from shares issued	—
Payment on shares redeemed	(316,507)
Net cash used in financing activities	(316,507)
Net increase (decrease) in cash	1,497,634
Cash:
Cash and foreign currency beginning of period	2,464
Cash and foreign currency end of period	$1,500,098
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$3,058

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented

	Years ended December 31,
UBS U.S. Equity Alpha Relationship Fund	2019	2018	2017	2016	2015
Net asset value, beginning of year	$24.2418	$27.8371	$22.8798	$20.3223	$20.3185
Income (loss) from investment operations:
Net investment income (loss)[1]	0.2231	0.2200	0.2364	0.3179	0.2717
Net realized and unrealized gain (loss)	10.5519	(3.8153)	4.7209	2.2396	(0.2679)
Total income (loss) from investment operations	10.7750	(3.5953)	4.9573	2.5575	0.0038
Net asset value, end of year	$35.0168	$24.2418	$27.8371	$22.8798	$20.3223
Total investment return[2]	44.45%	(12.92)%	21.67%	12.58%	0.02%
Ratios to average net assets:
Expenses before expense reimbursements and after dividend expense and security loan fees for securities sold short	1.4543%	1.1792%	0.6751%	0.8837%	0.8318%
Expenses after expense reimbursements and after dividend expense and security loan fees for securities sold short	1.3927%	1.1156%	0.6258%	0.8021%	0.7608%
Expenses after expense reimbursements and before dividend expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	0.74%	0.78%	0.91%	1.53%	1.29%
Supplemental data:
Net assets, end of year (000’s)	$326,029	$225,974	$260,282	$213,929	$190,322
Portfolio turnover	119%	36%	57%	51%	48%

[1]	Calculated using the average shares method.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering one series of investment portfolios. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar entities.

The Trust has one series available for investment, UBS U.S. Equity Alpha Relationship Fund (the “Fund,”). The Fund is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to the Trust are allocated to each Fund on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts and expect the risk of loss is remote.

Certain shareholders may redeem units and the redemption proceeds may be primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management has assessed the impact of these changes, and the adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

UBS Relationship Funds

Notes to financial statements

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions—The Fund currently does not intend to declare and pay distributions.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows—(1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

Because the Fund is sold only to accredited investors in a private placement transaction, the Fund may have a limited shareholder base with investors owning a significant portion of the Fund.

Valuation of investments

Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is not open, the value of the Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern

UBS Relationship Funds

Notes to financial statements

time, the Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

UBS Relationship Funds

Notes to financial statements

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee (“VC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Investments

Real estate investment trusts: The Fund may invest in real estate investment trusts (“REITs”). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Short sales: The Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale

UBS Relationship Funds

Notes to financial statements

if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s portfolio footnotes.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has voluntarily agreed to reimburse the Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed 0.1200% of average daily net assets.

During the year ended December 31, 2019, the Fund accrued expense reimbursements of $172,087.

The Fund pays an administration fee to State Street Bank and Trust Company that is computed daily and paid monthly at an annual rate of $68,000.

At December 31, 2019, the Fund owed the administrator $115,403 for administration fees.

During the year ended December 31, 2019, the Fund did not pay brokerage commissions to affiliates of the investment advisor.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% of the market value for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total value securing the loan returns to at least 102% of the market value for domestic securities and 105% of the market value for foreign securities. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable

UBS Relationship Funds

Notes to financial statements

administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund’s Portfolio of investments. State Street Bank and Trust Company serves as the Fund’s lending agent.

At December 31, 2019, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$16,303,169	$12,095,928	$4,500,152	$16,596,080	US Treasury Notes and US Treasury Bills

*

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at December 31, 2019 was $12,095,928. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the “Committed Credit Facility”) with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2019, UBS U.S. Equity Alpha Relationship Fund had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS U.S. Equity Alpha Relationship Fund	$680,682	53	$3,058	3.121%

Commission recapture program

The Fund may participate in a brokerage commission recapture program. The Fund has established commission recapture arrangements with certain participating brokers or dealers. If the Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2019, there were no recaptured commissions.

Purchases and sales of securities

For the period ended December 31, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS U.S. Equity Alpha Relationship Fund (long transactions)	$245,645,808	$230,864,270
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	85,529,744	98,241,403

UBS Relationship Funds

Notes to financial statements

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of the Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that the Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Fund because taxable income/(loss) of the Fund is included in the income tax returns of the investors. For tax purposes, each component of the Fund’s net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments before investments sold short, held at December 31, 2019 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS U.S. Equity Alpha Relationship Fund	$336,859,606	$84,258,294	$(3,515,437)	$80,742,857

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of December 31, 2019 there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2019, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of UBS Relationship Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Equity Alpha Relationship Fund (the “Fund”) (the sole fund constituting UBS Relationship Funds (the “Trust”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting UBS Relationship Funds) at December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

February 28, 2020

General information (unaudited)

Quarterly portfolio schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT report is available on the SEC’s Web site at http://www.sec.gov. (Please note that on the SEC’s Web site, the “filing type” designation for this information may be “NPORT-EX.”) Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Adela Cepeda; 61 c/o Keith Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016-2019). From 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Trustee and officer information (unaudited)

Independent Trustees (continued)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Abbie J. Smith; 66 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely III, Faculty Fellow in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co- founding partner and director of research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and also a chair of the audit committee (since 2019). Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 portfolios).
Frank K. Reilly; 84 c/o Keith Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidiaries of Discover Financial Services, and Mr. Reilly is chairman of the audit and risk committee for both banks.

Trustee and officer information (unaudited)

Independent Trustees (continued)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
J. Mikesell Thomas; 69 c/o Keith Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004	Mr. Thomas is an advisor member with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former president and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).	Mr. Thomas is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Thomas is a director and member, (since 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012-2015), a member of the audit committee (2012-2015) and chairman of the investment and finance committees (2014-2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Trustee and officer information (unaudited)

Officers
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 51	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (UBS AM—”Americas region”). She is vice president and assistant treasurer of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson*; 41	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Mark F. Kemper**; 62	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively	Mr. Kemper is a managing director (since 2006) and senior legal counsel (since October 2019) (prior to which he was Interim Head of Compliance and Operational Risk Control (from June 2019 through September 2019) and general counsel of UBS AM—Americas region (from 2004—May 2019). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).
Joanne M. Kilkeary*; 51	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017, respectively	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Igor Lasun*; 41	President	Since 2018	Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 63 portfolios) for which UBS AM serves as investment advisor or manager.
William Lawlor**; 32	Vice President and Assistant Secretary	Since 2018	Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2013). Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 63 portfolios) for which UBS AM serves as investment advisor or manager.

Trustee and officer information (unaudited)

Officers (continued)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 53	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Frank S. Pluchino***; 60	Chief Compliance Officer	Since 2018	Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 12 investment companies (consisting of 68 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Eric Sanders**; 54	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey**; 35	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is an executive director (effective March 2019, prior to which he was a director) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region Mr. Stacey was a legal associate with the Chicago-based investment manager of HFR Asset Management, LLC from 2009 through January 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 63 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller**; 58	Vice President and Secretary	Since 2004 and March 2019, respectively	Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028
**	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
***	This person’s business address is 787 Seventh Avenue, New York, New York 10019.
[1]	Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $36,030 and $38,330, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $2,910 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2019 and 2018 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $12,500 and $8,970, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2019 and December 31, 2018, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)

To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)

To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust, when without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)

To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)

To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with U.S. Securities and Exchange Commission rules on auditor independence.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)

For the fiscal year ended December 31, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)

For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees billed by E&Y of $279,650 and $209,120 respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2019	2018
Covered Services	$15,410	$11,880
Non-Covered Services	$264,240	$197,240

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of UBS Relationship Funds at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant’s independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date: March 9, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date: March 9, 2020